QUARTERLY REPORT
                                 JUNE 30, 2005

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund

                                                                 August 18, 2005

Dear Fellow Shareholders:

  As detailed in the accompanying letter from your portfolio managers, Rick
Lane and Glenn Primack, the FMI Focus Fund was down slightly in the first half of calendar 2005, but has, along with the entire market, rebounded nicely in the last several weeks. During the first half of the year, the economy has performed admirably, with GDP growth in excess of 3.0%, and a stronger first half of calendar 2005 than most of the pundits had forecasted late last year. Using a nautical analogy, "the wind has been in our sails" for the first half of this year, with regard to economic growth, and the companies in the FMI Focus Fund portfolio have fundamentally performed well. However, with what now is the tenth increase in short-term rates by the Federal Reserve, substantial increases in oil prices in the last twelve months, and a consumer who is significantly leveraged, it would be our belief that the rate of growth will begin to slow.

  With the increased hike in short-term rates, the Fed has moved 3-Month Treasury Bills up by 91 basis points since the first of the year, while the 30-Year Treasury has actually declined by 64 basis points (from 4.83% to 4.19% at the end of June). In bond parlance, the yield curve has flattened significantly. Historically, a flattening yield curve has forecasted at least, a slowing economy, and in many instances, a recession.

  We believe stock selection and the bottom-up approach employed by your research team in the FMI Focus Fund, identifying fundamentally strong and growing companies, will be paramount in the months ahead. As Rick and Glenn detail in the following portfolio manager report, we have a portfolio of high-quality companies with strong revenue and earnings growth, which can weather the environment we foresee.

  As always, we thank all of our shareholders for your continued confidence and ownership of the FMI Focus Fund, and we believe the long-term prospects for the fund are excellent.

Sincerely,

/s/Ted D. Kellner

Ted D. Kellner, CFA
President

          100 E. Wisconsin Ave. o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

                                                                 August 10, 2005

Dear Fellow Shareholders:

  While the first half of 2005 has been somewhat frustrating from a performance standpoint, down 2.45% vs. down 0.81% for the S&P 500, and down 1.25% for the Russell 2000 Index, many of our companies reported very strong second quarter earnings over the past several weeks (and subsequent to the end of the Q2 performance period).

  Indeed, W.W. Grainger, Inc., Kennametal Inc., Laidlaw International Inc.,
Polo Ralph Lauren Corp., UNOVA, Inc., Airgas, Inc., Ingram Micro Inc., and JDA Software Group, Inc. reported sufficiently strong earnings that most of these stocks "gapped up" in trading. The Wisconsin based contingent, MGIC Investment Corp., Manpower Inc., Fiserv, Inc., and Regal-Beloit Corp., also reported strong results and their stock prices promptly reflected that as well.

  With the exception of energy related stocks, which have performed well all year, two areas, IT/technology and economically sensitive companies, were the source of our underperformance. Ironically, these are the very ones now reporting the strongest earnings and stock price gains. As we mentioned in the last shareholder letter, "Mr. Market" had been "particularly cruel" to many of these stocks in the second quarter. As such, we took advantage of the opportunity to add to these holdings and now believe our patience (and yours) paid off.

  The second quarter was a very interesting period and is a vivid reminder of how difficult it is to manage money in a top-down fashion. Top-down investors spend much of their time watching big picture metrics and economic issues. As long-term FMI Focus Fund investors know, we prefer to focus our efforts on finding good investments one company at a time. Of course we consider the state of the economy when making investment decisions, but in the end, believe it is simply too difficult to predict the short-term direction of the economy or stock market.

  Again, consider what happened in the first half of this year. Economic statistics suggested a slowdown. Many Wall Street economists moderated their growth forecasts to a degree that caused market strategists and equity analysts to lower earnings estimates for individual companies. Even Alan Greenspan referred to the so-called downturn as a "soft patch." Lower than expected initial first quarter GDP estimates of 3.1% only seemed to confirm what the "big picture" crowd "thought" they already knew. Naturally, the type of investors that adhere to this type of investing started selling holdings they deemed to be particularly vulnerable to a slowdown, including technology.

  In one of the great U-turns in recent economic history, the entire scenario above was totally discredited as Q2 GDP came in stronger than expected, Q1 GDP was revised upwards, and inventories across many industries had been reduced to such low levels that economists were forced to dramatically hike their second-half estimates for growth. End demand was not only strong, but now companies would also have to increase production to replenish depleted inventories. Equally amazing, at least to the top-down crowd, economically sensitive companies generally reported very strong second quarter earnings and the stocks rallied on the news. Evidence also surfaced that spending on technology has started to pick up. This is "music to our ears" given our long-suffering over-weight in this sector.

  Our two cents worth of forecasting (probably over-valued) continues to be that the economy is in solid shape and that barring any unusual or exogenous events, this particular cycle will probably die a natural death of old age at the hands of much higher interest rates and energy prices, somewhere down the road. Between now and then, we will prudently endeavor to make as much money as we can, in light of a stock market that is not cheap by historical standards.

  Before we sign off, we are introducing a new addition to the shareholder letter. Typically we highlight performance, review some of our holdings and discuss relevant investment/economic topics. Starting with this letter, we will also review the best and worst performers. It is always easy to brag about the good ones, but often investors can gain more insight through a review of the losers. It is also a great incentive for our individual analysts. No one wants to write the "loser report."

JUNE QUARTER LOSER:  YOUNG BROADCASTING INC. (YBTVA) DOWN 51.97%

  We were first attracted to Young Broadcasting Inc. ("Young") back in 2002. Probable FCC deregulation the following year looked likely and Young had several assets that were worth considerably more to potential acquirers than Young itself. So much so that we felt its San Francisco station, KRON, would likely fetch nearly as much as Young's entire equity valuation. Alas, defeat was snatched from the jaws of victory. Deregulation did pass the FCC, but was stalled indefinitely in the courts, completely thwarting KRON's sale.
Management then proceeded to make things worse through poor operational performance and the San Francisco market was very slow in its economic recovery. While we actually made a pretty good profit on part of the position, in retrospect we should have sold all of the stock the instant FCC deregulation was held up in the courts. Obviously we hadn't anticipated management making the situation worse through poor performance. We have eliminated the position in the Fund.

JUNE QUARTER WINNER: AQUANTIVE, INC. (AQNT) UP 60.07%

  aQuantive, Inc. is an online advertising company. We had been tracking the industry for some time, intrigued by the tremendous growth prospects. A very high valuation kept us from investing until aQuantive, Inc. stumbled on the acquisition of a web site design firm called Razorfish. After spending time with management and visiting the Chicago and New York branches, we became convinced the problems were short-term, the acquisition made strategic sense, and the sell-off in the stock represented our opportunity to get onboard. Glad we did!

  aQuantive, Inc.'s management has really executed on its opportunity. In essence, businesses in the United States only spend about 4% of their advertising budget on the Internet, yet it is estimated that the Internet represents 15% or so of media consumption (and growing by 20% annually). At present, the big Madison Avenue ad agencies don't have the technological expertise. So firms that specialize in online advertising, like aQuantive, Inc. and Digitas Inc., are filling the void and growing very fast. We believe the future is very bright but caution our investors to be careful of valuation. These stocks occasionally get very expensive and should only be purchased on dips.

  As always, thank you for investing along side of us in the FMI Focus Fund. We believe our investment process will yield many more successful investments such as aQuantive, Inc., UNOVA, Inc., Jos. A. Bank Clothiers, Inc., (which was sold during the quarter), and Polo Ralph Lauren Corp. than disappointments like Young Broadcasting Inc.

Sincerely,

/s/Richard E. Lane               /s/Glenn W. Primack

Richard E. Lane, CFA             Glenn W. Primack
Portfolio Manager                Portfolio Manager

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 6/30/05 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

Date           FMI Focus Fund      Standard & Poor's 500      Russell 2000
----           --------------      ---------------------      ------------
12/16/96           $10,000                $10,000                $10,000
12/31/96           $10,245                $10,280                $10,350
3/31/97            $10,736                $10,549                 $9,815
6/30/97            $12,709                $12,390                $11,406
9/30/97            $16,796                $13,333                $13,103
12/31/97           $17,391                $13,712                $12,664
3/31/98            $19,876                $15,626                $13,938
6/30/98            $19,687                $16,145                $13,289
9/30/98            $17,838                $14,553                $10,611
12/31/98           $23,561                $17,654                $12,342
3/31/99            $22,826                $18,533                $11,673
6/30/99            $27,450                $19,840                $13,488
9/30/99            $26,372                $18,599                $12,634
12/31/99           $36,309                $21,367                $14,965
3/31/00            $46,693                $21,858                $16,025
6/30/00            $47,926                $21,277                $15,419
9/30/00            $50,634                $21,071                $15,590
12/31/00           $44,803                $19,424                $14,513
3/31/01            $40,107                $17,121                $13,568
6/30/01            $45,270                $18,123                $15,507
9/30/01            $35,815                $15,463                $12,283
12/31/01           $45,939                $17,116                $14,874
3/31/02            $48,707                $17,163                $15,466
6/30/02            $42,035                $14,863                $14,174
9/30/02            $32,363                $12,295                $11,141
12/31/02           $35,721                $13,332                $11,827
3/31/03            $33,933                $12,912                $11,296
6/30/03            $42,160                $14,901                $13,942
9/30/03            $45,643                $15,295                $15,207
12/31/03           $52,906                $17,159                $17,416
3/31/04            $53,466                $17,448                $18,506
6/30/04            $52,735                $17,749                $18,593
9/30/04            $49,982                $17,417                $18,061
12/31/04           $56,636                $19,024                $20,606
3/31/05            $54,142                $18,615                $19,506
6/30/05            $55,250                $18,870                $20,348

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 6/30/05

                                                                             Annualized Total     Annualized Total Return*<F1>
                       Total Return*<F1>   Total Return*<F1> For the    Return*<F1> For the 5             Through 6/30/05 From
                           Last 3 Months          Year Ended 6/30/05      Years Ended 6/30/05          Fund Inception 12/16/96
                       -----------------   -------------------------    ---------------------     ----------------------------
FMI Focus Fund                     2.05%                       4.77%                    2.89%                           22.17%
Standard & Poor's 500              1.37%                       6.32%                   -2.37%                            7.72%
Russell 2000                       4.32%                       9.45%                    5.71%                            8.68%


*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Performance data quoted represents past performance; past performance
       ---------------------------------------------------------------------
       does not guarantee future results.  Investment return and principal
       ----------------------------------
       value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FMI Focus Fund
STATEMENT OF NET ASSETS
June 30, 2005 (Unaudited)

  SHARES                                                         VALUE (B)<F3>
  ------                                                         -------------
LONG-TERM INVESTMENTS -- 90.2% (A)<F2>
COMMON STOCKS -- 85.7% (A)<F2>

COMMERCIAL SERVICES SECTOR -- 6.7%
----------------------------------
               ADVERTISING/MARKETING SERVICES -- 1.2%
    689,000    aQuantive, Inc.                                  $   12,209,080

               MISCELLANEOUS COMMERCIAL SERVICES -- 2.7%
    822,800    ProQuest Co.                                         26,979,612

               PERSONNEL SERVICES -- 2.8%
    361,700    Kforce Inc.                                           3,059,982
    627,500    Manpower Inc.                                        24,961,950
                                                                --------------
                                                                    28,021,932
COMMUNICATIONS SECTOR -- 0.9%
-----------------------------
               SPECIALTY TELECOMMUNICATIONS -- 0.9%
    405,800    TNS Inc.                                              9,483,546

CONSUMER DURABLES SECTOR -- 3.1%
--------------------------------
               TOOLS & HARDWARE -- 3.1%
    910,300    Snap-on Inc.                                         31,223,290

CONSUMER NON-DURABLES SECTOR -- 1.5%
------------------------------------
               APPAREL/FOOTWEAR -- 1.5%
    363,800    Polo Ralph Lauren Corp.                              15,683,418

CONSUMER SERVICES SECTOR -- 2.2%
--------------------------------
               BROADCASTING -- 2.2%
    597,963    Emmis Communications Corp.                           10,566,006
    229,200    Hearst-Argyle Television, Inc.                        5,615,400
    485,000    Spanish Broadcasting
                 System, Inc.                                        4,845,150
    175,684    Young Broadcasting Inc.                                 729,089
                                                                --------------
                                                                    21,755,645

DISTRIBUTION SERVICES SECTOR -- 6.0%
------------------------------------
               ELECTRONICS DISTRIBUTORS -- 2.0%
    416,100    Arrow Electronics, Inc.                              11,301,276
    563,000    Ingram Micro Inc.                                     8,816,580
                                                                --------------
                                                                    20,117,856

               MEDICAL DISTRIBUTORS -- 1.3%
  1,080,700    PSS World Medical, Inc.                              13,454,715

               WHOLESALE DISTRIBUTORS -- 2.7%
    367,600    Grainger (W.W.), Inc.                                20,140,804
    361,000    Interline Brands, Inc.                                7,147,800
                                                                --------------
                                                                    27,288,604

ELECTRONIC TECHNOLOGY SECTOR -- 13.1%
-------------------------------------
               COMPUTER COMMUNICATIONS -- 0.4%
    191,000    Emulex Corp.                                          3,487,660

               ELECTRONIC COMPONENTS -- 1.3%
    382,700    Methode Electronics, Inc.                             4,542,649
    706,524    Vishay Intertechnology, Inc.                          8,386,440
                                                                --------------
                                                                    12,929,089

               ELECTRONIC EQUIPMENT/INSTRUMENTS -- 6.5%
    885,000    Symbol Technologies, Inc.                             8,734,950
  1,226,900    UNOVA, Inc.                                          32,672,347
    647,000    Varian Inc.                                          24,450,130
                                                                --------------
                                                                    65,857,427

               ELECTRONIC PRODUCTION EQUIPMENT -- 1.3%
    820,000    Asyst Technologies, Inc.                              3,657,200
    553,000    Entegris Inc.                                         5,474,700
    253,600    MKS Instruments, Inc.                                 4,283,304
                                                                --------------
                                                                    13,415,204

               SEMICONDUCTORS -- 2.9%
    470,300    Actel Corp.                                           6,537,170
    640,000    Altera Corp.                                         12,684,800
    689,700    Exar Corp.                                           10,269,633
                                                                --------------
                                                                    29,491,603

               TELECOMMUNICATIONS EQUIPMENT -- 0.7%
    406,100    Tekelec                                               6,822,480

ENERGY MINERALS SECTOR -- 2.4%
------------------------------
               OIL & GAS PRODUCTION -- 2.4%
    321,000    Noble Energy, Inc.                                   24,283,650

FINANCE SECTOR -- 8.8%
----------------------
               FINANCE/RENTAL/LEASING -- 1.1%
    466,900    Assured Guaranty Ltd.                                10,906,784

               LIFE/HEALTH INSURANCE -- 0.7%
     95,100    Reinsurance Group
                 of America, Inc.                                    4,423,101
    114,000    Scottish Re Group Ltd.                                2,763,360
                                                                --------------
                                                                     7,186,461

               MULTI-LINE INSURANCE -- 1.6%
    253,000    PartnerRe Ltd.                                       16,298,260

               REGIONAL BANKS -- 2.3%
    631,025    Associated Banc-Corp                                 21,240,301
     93,200    Midwest Banc Holdings, Inc.                           1,797,828
                                                                --------------
                                                                    23,038,129

               SPECIALTY INSURANCE -- 3.1%
    296,000    MGIC Investment Corp.                                19,305,120
    257,900    Radian Group Inc.                                    12,178,038
                                                                --------------
                                                                    31,483,158

HEALTH TECHNOLOGY SECTOR -- 3.7%
--------------------------------
               BIOTECHNOLOGY -- 0.3%
    203,900    Genitope Corp.                                        2,618,076

               MEDICAL SPECIALTIES -- 2.1%
  1,147,800    PerkinElmer, Inc.                                    21,693,420

               PHARMACEUTICALS: OTHER -- 1.3%
    368,000    ICON PLC - SP-ADR                                    12,769,600

INDUSTRIAL SERVICES SECTOR -- 7.4%
----------------------------------
               CONTRACT DRILLING -- 3.2%
    184,000    ENSCO International Inc.                              6,578,000
    802,750    Pride International, Inc.                            20,630,675
    180,000    Rowan Companies, Inc.                                 5,347,800
                                                                --------------
                                                                    32,556,475

               ENVIRONMENTAL SERVICES -- 2.7%
  1,131,510    Casella Waste Systems, Inc.                          13,578,120
    383,800    Republic Services, Inc.                              13,820,638
                                                                --------------
                                                                    27,398,758

               OILFIELD SERVICES/EQUIPMENT -- 1.5%
    658,500    Hanover Compressor Co.                                7,579,335
    110,000    National Oilwell Varco Inc.                           5,229,400
    160,600    Willbros Group, Inc.                                  2,299,792
                                                                --------------
                                                                    15,108,527

PROCESS INDUSTRIES SECTOR -- 9.3%
---------------------------------
               CHEMICALS: MAJOR DIVERSIFIED -- 1.0%
    649,600    Celanese Corp.                                       10,322,144

               CHEMICALS: SPECIALTY -- 2.5%
    833,800    Airgas, Inc.                                         20,569,846
    185,000    Lyondell Chemical Co.                                 4,887,700
                                                                --------------
                                                                    25,457,546

               CONTAINERS/PACKAGING -- 3.9%
    549,300    Bemis Company, Inc.                                  14,578,422
    560,000    Packaging Corp of America                            11,788,000
  1,289,600    Smurfit-Stone Container Corp.                        13,115,232
                                                                --------------
                                                                    39,481,654

               INDUSTRIAL SPECIALTIES -- 1.8%
    507,800    Ferro Corp.                                          10,084,908
    202,700    Rogers Corp.                                          8,219,485
                                                                --------------
                                                                    18,304,393

               PULP & PAPER -- 0.1%
     63,900    Wausau Paper Corp. (Formerly
                 Wausau-Mosinee Paper Corp.)                           765,522

PRODUCER MANUFACTURING SECTOR -- 7.4%
-------------------------------------
               INDUSTRIAL MACHINERY -- 5.7%
    532,000    CIRCOR International, Inc.                           13,124,440
    865,800    Kadant Inc.                                          18,986,994
    346,700    Kennametal Inc.                                      15,896,195
    149,400    Regal-Beloit Corp.                                    4,356,504
    239,500    Robbins & Myers, Inc.                                 5,151,645
                                                                --------------
                                                                    57,515,778

               MISCELLANEOUS MANUFACTURING -- 1.1%
    234,400    Mettler-Toledo International Inc.                    10,918,352

               TRUCKS/CONSTRUCTION/FARM MACHINERY -- 0.6%
    305,800    Wabtec Corp. d/b/a Westinghouse
                 Air Brake Technologies Corp.                        6,568,584

RETAIL TRADE SECTOR -- 1.1%
---------------------------
               SPECIALTY STORES -- 1.1%
    338,200    The Sports Authority, Inc.                           10,754,760

TECHNOLOGY SERVICES SECTOR -- 9.5%
----------------------------------
               DATA PROCESSING SERVICES -- 3.4%
    557,500    The BISYS Group, Inc.                                 8,329,050
    480,000    Fiserv, Inc.                                         20,616,000
    160,000    SunGard Data Systems Inc.                             5,627,200
                                                                --------------
                                                                    34,572,250

               INFORMATION TECHNOLOGY SERVICES -- 3.7%
  1,376,100    CIBER, Inc.                                          10,981,278
  1,049,600    JDA Software Group, Inc.                             11,944,448
  1,060,000    Keane, Inc.                                          14,522,000
                                                                --------------
                                                                    37,447,726

               PACKAGED SOFTWARE -- 2.4%
    497,603    Aspen Technology, Inc.                                2,587,536
  1,238,600    E.piphany, Inc.                                       4,310,328
    119,900    Fair Isaac Corp.                                      4,376,350
  1,378,000    Parametric Technology Corp.                           8,791,640
    347,959    Ulticom, Inc.                                         3,691,845
                                                                --------------
                                                                    23,757,699

TRANSPORTATION SECTOR -- 1.9%
-----------------------------
               OTHER TRANSPORTATION -- 0.9%
    367,500    Laidlaw International Inc.                            8,856,750

               TRUCKING -- 1.0%
    522,200    Werner Enterprises, Inc.                             10,256,008

UTILITIES SECTOR -- 0.7%
------------------------
               ALTERNATIVE POWER GENERATION -- 0.7%
    350,000    Ormat Technologies Inc.                               6,685,000
                                                                --------------
                   Total common stocks                             865,226,625

MUTUAL FUNDS -- 4.5% (A)<F2>
    831,600    iShares S&P SmallCap
                 600 Index Fund                                     45,754,632
                                                                --------------
                   Total long-term investments                     910,981,257

SHORT-TERM INVESTMENTS -- 8.1% (A)<F2>
               COMMERCIAL PAPER -- 4.7%
$28,000,000    Prudential Funding LLC,
                 3.05%, due 07/01/05                                28,000,000
 19,000,000    American General Finance Corp.,
                 3.13%, due 07/05/05                                18,993,392
                                                                --------------
                   Total commercial paper                           46,993,392

               VARIABLE RATE DEMAND NOTE -- 3.4%
 34,370,389    U.S. Bank, N.A., 3.08%                               34,370,389
                                                                --------------
                   Total short-term investments                     81,363,781
                                                                --------------
                   Total investments                               992,345,038
                                                                --------------
                                                                --------------
               Cash and receivables, less
                 liabilities -- 1.7% (A)<F2>                        17,688,571
                                                                --------------
                   NET ASSETS                                   $1,010,033,609
                                                                --------------
                                                                --------------
               Net Asset Value Per Share
                 ($0.0001 par value, 100,000,000
                 shares authorized), offering
                 and redemption price
                 ($1,010,033,609 / 29,797,206
                 shares outstanding)                            $        33.90
                                                                --------------
                                                                --------------

(a)<F2>   Percentages for the various classifications relate to net assets.
(b)<F3> Each security, including the liability for securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price or if no sale is reported the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at cost which approximates value.
ADR - American Depository Receipts

                                 FMI FOCUS FUND
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGER
                            BROADVIEW ADVISORS, LLC
                     100 East Wisconsin Avenue, Suite 2500
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus.

                                QUARTERLY REPORT
                                 JUNE 30, 2005

                                      FMI
                                   Large Cap
                                      Fund

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                   Large Cap
                                      Fund

                                                                   June 30, 2005

Dear Fellow Shareholders:

  In the June quarter, the FMI Large Cap Fund declined 1.00%, trailing the benchmark Standard & Poor's 500.(1)<F4> However, the Fund is up 1.34%*<F5> calendar year-to-date through June, compared to a decline of 0.81% in the S&P
500. Although the quarter benefited from both a rebound in Kroger Co. and continued strong performance in the Energy Minerals area, a number of stocks had a difficult quarter. Lingering worries about insurance pricing and finite insurance contracts hurt Willis Group Holdings Ltd. and the General Re division of Berkshire Hathaway Inc. Cl B, respectively. Fears of a slowing economy negatively affected W.W. Grainger, Inc. as well as our Retail Trade stocks. Our underweighted position in Finance stocks hurt us in the quarter, as this area was quite strong. In short, it wasn't a particularly good quarter.

  Fortunately, one quarter, or even a year's performance is relatively meaningless for long-term investors. As long as we continue to own good, durable businesses at reasonable valuations, the three- to five-year outlook will be attractive. We remain confident in the fundamental prospects of the companies in the FMI Large Cap Fund. While generally not flashy, the companies in which we invest typically lead their respective niches, provide necessary products and services, are well financed, and trade at a meaningful discount to the market. Currently, the Fund portfolio trades for approximately 1.3 times annual revenue (market capitalization divided by annual revenue), which compares to approximately 2.6 times for the S&P 500. The EV/EBITDA ratio (market value plus net debt divided by earnings before interest, taxes, depreciation and amortization) for the Fund is 7.8 compared to the S&P 500's ratio of 11.6. Our balance sheets are strong, and as long as the market doesn't enter a period of significant speculative excess, we remain optimistic that the Fund portfolio will do relatively well.

  Below are some general thoughts on the economy and our outlook.

Economic Growth
---------------

  The U.S. economy (GDP) grew at a 3.8% real rate in the first quarter. According to the official statistics, that was the eighth straight quarter in excess of 3%. The "consensus" estimate for real GDP growth in the second quarter is 3.1%. This growth has come as a surprise to many, given the numerous challenges that have been articulated in the media. Specifically, higher short-term interest rates, escalating energy prices, a "tapped-out" consumer, uneven employment gains and large trade deficits have all taken their turn as the headline worry. Despite real concerns on all of these subjects, the economy advanced very respectably in the first half of the year. Why? In an economy as large, diverse and complex as ours, it would be folly to think we had the answer. We are confident that we understand one source of the strength behind these numbers: cash out refinancing and home equity lines of credit. Consumers are estimated to have pulled over $500 billion of equity out of their homes over the past year. It is highly likely that most of this money was plowed back into the economy, aiding reported GDP growth. Furthermore, stronger residential fixed investment was a significant driver of growth in the first half of the year.

  It is difficult to envision home building and the recycling of home equity as reliable sources of future growth. Already there are signs of exhaustion in this market. The explosion of "interest only" and other adjustable mortgages suggests that traditional (credit worthy?) customers have been sated. Regulators have also begun clamping down on some of the more exotic lending practices. Putting aside increased mortgage debt as a source of cash, there is the notion that consumers could shoulder even more traditional credit card or installment debt. Indeed, that phenomenon has been a major source of funds in recent years. But consumers have outspent their incomes for a number of years and today, consumer debt and the debt service burden remain extremely high by historical standards. It is just hard to imagine the consumer continuing to operate in this fashion for many more years. Future growth is likely to come the old fashioned way, through employment and wage gains.

(1)<F4> The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices.
*<F5> The Fund's one year and annualized return since inception (December 31, 2001) through June 30, 2005 were 11.80% and 8.54%, respectively.

  The U.S. economy should be helped somewhat in future years by better economic performance in the rest of the world. With the exception of China, most of Asia has been subpar since the 1998 "Asian Contagion." Free markets are developing all over the world, and that bodes well for the U.S. over the long run. In the near term, however, economic growth depends on American consumers staying confident and spending all or more of their incomes. Barring a significant decline in housing prices and the damage that would wrought on consumer confidence, we see reasonable economic growth in coming quarters. Ultimately, we believe adjustments will have to take place that may result in lower economic growth for awhile. How painful this will be depends on a large number of factors that are hard to predict and which are really beyond the scope of this letter.

Interest Rates/Monetary Policy
------------------------------

  The yield curve has flattened fairly dramatically this year (see table below), with the 10-Year Treasury dipping below 4%. At quarter end, there was only a 28 basis point spread between the 2-Year and 10-Year Treasury. The bond market is seeing an economic slowdown, while Greenspan recently completed the ninth quarter point "measured" hike in the past year in an effort to achieve "neutrality." The failure of the long end of the curve to rise in the face of these rate hikes has resulted in Greenspan's ignominious "conundrum." Perhaps it would be instructive to back up a bit and put this conundrum into perspective. Of course, perspective is colored by whether or not one is a Greenspan partisan. A fan of the man affectionately known as "The Maestro" would say he navigated the aftermath of the stock market bubble by injecting liquidity into the system, skirting deflation, and helping to bring the economy out of its malaise into a steady rate of growth. On the other side of the coin are those that see the Fed's loose policies in the late 1990's aiding and abetting the stock market bubble in the first place. They see Greenspan capitulating to the "New Era" doctrine of technology-induced productivity gains for as far as the eye could see. Furthermore, rather than letting market forces work through a natural adjustment process after the bubble burst - which would have resulted in many liquidations and reduced capacity, perhaps even a deeper recession (and the reloading of consumer balance sheets) - the Fed drove short-term interest rates to 1%. This pain avoidance policy response in any other age would signal an emergency. In this age, it was a green light for the creation of a different kind of asset bubble - housing - and an explosion of speculative activity in the form of junk bonds, derivatives, and trading-oriented hedge funds.

                      Historical U.S. Treasury Yield Curve

            Maturity           12/31/04       06/30/05         Change
            --------           --------       --------         ------
         3  -  months            2.21           3.12            0.91
         2  -  years             3.07           3.63            0.56
         3  -  years             3.22           3.64            0.42
         5  -  years             3.61           3.70            0.09
        10  -  years             4.22           3.91           -0.31
        30  -  years             4.83           4.19           -0.64

Source:  Bloomberg

  Greenspan knows now that his accommodative rate policy fostered extraordinary speculation. The Fed has been inching rates up, in order to help quell this speculation and address some concerns about inflation. The bond market hasn't cooperated, however, because it sees economic weakness on the horizon. Thus, the long end of the curve has been going down, not up. Mortgages and many other forms of credit are tied to long rates; as such, housing speculation and credit derivatives, for example, remain in an unabated growth mode. Thus, we have a conundrum.

Housing
-------

  We have talked about housing a couple of times over the past year and we hesitate to give it much more air time, only because "the housing bubble" has been so thoroughly discussed in the media in recent months. Given the contrarian blood that runs through our veins, we would almost view this media coverage as a counter indicator. Almost. We have already discussed the fact that the rate environment continues to encourage housing speculation, so perhaps a tough housing market is still a ways away. Anecdotally, however, the stories of excess abound. There are 170 chapters of the Real Estate Investors Association today, up from 22 in 2002. Speculators are a rapidly increasing percentage of homebuyers. The National Association of Realtors released a study in March estimating that investors, sometimes known as speculators, represented 23% of home purchases. Some of the speculators remind us of the stock day traders in the late 1990's. We read recently about a fellow driving around Phoenix, lost, trying to find one of the six houses he owns there. He also has a half share in seven other Phoenix homes. He lives in Las Vegas, where the 2002-2004 increase in home prices was 66.7% - but he plies the greater Phoenix market because Las Vegas has started to cool. He is 22 years old.

  Nearly everyone reading this letter knows of someone who has "made a killing," in real estate - with no money down! Just looking out the window on the drive home causes us to scratch our collective heads. Who is buying all these new homeso Here in Milwaukee there is a housing boom, from downtown to the north shore and west towards Madison. Home prices have grown annually at nearly a double-digit rate over the past few years. Yet the greater metropolitan Milwaukee population from 2000 to 2004 grew a cumulative 1% and real income growth has been anemic. We have articulated previously how illogical it is to have home prices increase significantly faster than the growth in population, income or GDP. A U.S. News and World Report study indicated that this year, about 1.2 million families or individuals need housing in the U.S. About 400,000 houses have to be replaced due to obsolescence. Adding 300,000 for second, or vacation, homes sums to a demand figure of approximately 1.9 million. Builders and manufacturers are on track to create over 2.2 million housing units this year. So, supply exceeds demand and prices continue to spike at record rates. It doesn't make sense to us.

  The mortgage market exceeds $7 trillion and adjustable rate loans currently represent about 24% of the total. In the past year, over 50% of new mortgages were adjustable rate. Particularly noteworthy is the rapid increase in "interest only" mortgages, with no payments toward principle. It would appear that borrowers are not only taking rate risks, but also stretching for more home than they can afford.

  Many people take it on faith that housing prices will never fall. While absolute declines have been rare on a national scale over the past fifty years, there have been numerous instances of regional declines. When viewed on a real (inflation-adjusted) basis, the picture tells a different story. Robert Shiller, a Yale economist, constructed the following chart showing 115 years of real housing prices. One can readily see that real prices can indeed fall - and sometimes for a decade or more. For most of the post-World War II period, housing prices slightly exceeded inflation. In the past five years, prices have spiked dramatically. Of course, one can debate the economic impact of an adjustment in housing prices. We are not predicting Armageddon, but such an adjustment could have a meaningful negative influence on growth. The timing of any correction is impossible to predict. When prices disconnect from economic fundamentals, eventually there is a correction. We do not feel housing will be an exception.

REAL U.S HOME PRICE INDEX 1890-2004
Inflation-Adjusted
Index:  1890=100

  1890         100
  1891         88.01178236
  1892         95.42172675
  1893         92.29737636
  1894         123.9804705
  1895         117.45508
  1896         100.3029803
  1897         106.5156923
  1898         110.1841289
  1899         103.8531031
  1900         101.5742847
  1901         87.32608687
  1902         100.4736346
  1903         93.07488319
  1904         101.8543489
  1905         87.24853891
  1906         103.5251571
  1907         109.3165099
  1908         100.8191724
  1909         95.38040436
  1910         93.11062751
  1911         97.54332641
  1912         102.3651517
  1913         95.40855137
  1914         96.97715411
  1915         88.14875509
  1916         93.72484239
  1917         85.00902902
  1918         75.5666136
  1919         70.51378839
  1920         66.07414254
  1921         65.614302
  1922         74.79618975
  1923         76.35007027
  1924         74.28697054
  1925         78.16281248
  1926         72.49059439
  1927         71.38029416
  1928         73.28212263
  1929         72.6143227
  1930         69.49190683
  1931         68.64519642
  1932         68.33718676
  1933         72.86593978
  1934         73.27940389
  1935         78.06999131
  1936         79.4148872
  1937         79.71760993
  1938         78.46464518
  1939         78.54967717
  1940         81.73079825
  1941         73.81587613
  1942         68.50282006
  1943         70.92296719
  1944         80.30898785
  1945         87.75003745
  1946         106.505885
  1947         109.3296599
  1948         101.2225695
  1949         100.0465977
  1950         105.8948289
  1951         103.8986585
  1952         103.9743172
  1953         114.713298
  1954         114.1991148
  1955         115.4621147
  1956         115.3166041
  1957         115.0956472
  1958         112.6852374
  1959         110.9804442
  1960         110.5252825
  1961         109.1938492
  1962         109.6715033
  1963         109.3600543
  1964         106.9815867
  1965         109.6945027
  1966         109.4094131
  1967         107.2260763
  1968         106.4102493
  1969         108.5517613
  1970         110.4403175
  1971         110.6835243
  1972         111.6109653
  1973         109.9174533
  1974         108.0546324
  1975         108.5732421
  1976         105.6888133
  1977         109.4226986
  1978         116.3011241
  1979         122.0897417
  1980         117.138373
  1981         110.8164284
  1982         107.2535836
  1983         106.1455475
  1984         105.8545565
  1985         107.7450302
  1986         111.1730799
  1987         118.9245014
  1988         121.5979148
  1989         124.1777785
  1990         122.4460458
  1991         113.8064943
  1992         112.230576
  1993         109.6244218
  1994         110.2210584
  1995         109.4526446
  1996         109.1389305
  1997         108.9988566
  1998         112.6059966
  1999         118.5554646
  2000         125.0151348
  2001         131.5335111
  2002         140.5297376
  2003         150.8413937
  2004         165.7218173

  Courtesy of Robert J. Shiller - Irrational Exuberance: Second Edition, 2005

Energy
------

  With the price of oil near $60.00 per barrel, and natural gas prices over $7.00 per thousand cubic feet, there is widespread belief that the world is running out of hydrocarbons. The fundamentals tell a different story. Using data from the Energy Information Administration (EIA) and Platts, an energy publication, Bear Stearns points out that historically there has been a strong correlation between oil inventories in the U.S. and the spot price of oil. This correlation, however, began to break down beginning in January 2004 as fear and speculation took over. The latest report shows U.S. inventory at over 325 million barrels. This is consistent with an oil price between $20-$25 per barrel. Merrill Lynch's forecast of a 15% rise in global exploration and production spending in 2005 is nearly double the 30-year average of 8%. The production response that follows could lead to a further build in inventory. With respect to natural gas, data from the EIA shows that U.S. storage levels are 15.1% higher than last year and 17.2% higher than the five-year average.
The high price of natural gas has led to a significant increase in the rig count. At 1,250 rigs, the Baker Hughes U.S. land rig count is up 17.6% versus the prior year and is over 40% higher than the five-year average. The production response that follows could similarly lead to a further build in inventory.

  Thus, rather than the stiff headwind that high energy prices created over the past two years, we are hopeful that relief is on the way. This could help offset some of the negative growth factors discussed above.

Employment
----------

  Nonfarm payroll growth, while uneven, remains favorable. The official unemployment rate is 5.1%, which, historically, is a pretty respectable number. We have discussed a number of times in the past that labor force participation (the denominator in the unemployment rate) has grown very slowly over the past several years. Lately there have been some signs that both participation and compensation have accelerated. The ideal scenario is to get participation up without spurring wage inflation. The jury is out on this right now but it is something worth monitoring. In a post-industrial economy, labor is a majority of the expense structure for most firms. It is critical that wages don't escalate faster than output. Frankly, given the pressures coming from India, China and other low cost countries, it's difficult to make the case for lasting wage inflation. Nevertheless, a blip in the wage inflation picture could rattle the market.

Outlook
-------

  In a relatively free economy, the normal routine is a cycling process between overly exuberant and overly cautious. The economy is too big and too complex to tweak to the point where no pain is ever felt. For that matter, the economy is probably too big to think that even the Fed's micromanagement can ultimately undo cyclicality. For most of the past decade the Fed seems to have had an aversion to letting events take their natural course. Excesses and shortages send signals to the market that are then exploited one way or the other. Policy makers who try to avoid near term pain often make the eventual adjustment even more severe. This was the case with the stock market in the late 1990's, and perhaps a similar situation is developing in the housing market. In the meantime, the economy is moving along at a reasonably good clip and many foreign economies are looking healthier. The bond market may be correct that a slowdown is just around the corner, but as of today, we don't see it.

  We appreciate your confidence in FMI Large Cap Fund.

  Sincerely,

  /s/Ted D. Kellner           /s/Donald S. Wilson       /s/Patrick J. English

  Ted D. Kellner, CFA         Donald S. Wilson, CFA     Patrick J. English, CFA
  President and               Vice President            Vice President and
  Portfolio Manager                                     Portfolio Manager

          100 E. Wisconsin Ave. o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

FMI Large Cap Fund
STATEMENT OF NET ASSETS
June 30, 2005 (Unaudited)

 SHARES OR
 PRINCIPAL
  AMOUNT                                                           VALUE(B)<F7>
 ---------                                                         ------------

COMMON STOCKS -- 88.6% (A)<F6>

COMMERCIAL SERVICES SECTOR -- 5.1%
----------------------------------
               MISCELLANEOUS COMMERCIAL SERVICES -- 5.1%
     99,000    ARAMARK Corp. Cl B                                  $ 2,613,600

CONSUMER NON-DURABLES SECTOR -- 10.2%
-------------------------------------
               BEVERAGES: ALCOHOLIC -- 3.6%
     30,900    Diageo PLC - SP-ADR                                   1,832,370

               FOOD: SPECIALTY/CANDY -- 3.4%
     44,400    Cadbury Schweppes PLC - SP-ADR                        1,701,852

               HOUSEHOLD/PERSONAL CARE -- 3.2%
     26,000    Kimberly-Clark Corp.                                  1,627,340

CONSUMER SERVICES SECTOR -- 5.8%
--------------------------------
               MEDIA CONGLOMERATES -- 5.8%
    175,400    Time Warner Inc.                                      2,930,934

DISTRIBUTION SERVICES SECTOR -- 9.5%
------------------------------------
               MEDICAL DISTRIBUTORS -- 4.7%
     41,400    Cardinal Health, Inc.                                 2,383,812

               WHOLESALE DISTRIBUTORS -- 4.8%
     44,300    Grainger (W.W.), Inc.                                 2,427,197

ELECTRONIC TECHNOLOGY SECTOR -- 4.7%
------------------------------------
               ELECTRONIC EQUIPMENT/INSTRUMENTS -- 4.7%
     45,500    CANON INC. SP-ADR                                     2,394,665

ENERGY MINERALS SECTOR -- 2.5%
------------------------------
               INTEGRATED OIL -- 2.5%
     22,000    ConocoPhillips                                        1,264,780

FINANCE SECTOR -- 15.8%
-----------------------
               INSURANCE BROKERS/SERVICES -- 2.1%
     32,500    Willis Group Holdings Ltd.                            1,063,400

               MAJOR BANKS -- 3.5%
     30,700    Comerica Inc.                                         1,774,460

               MULTI-LINE INSURANCE -- 4.6%
     30,000    Loews Corp.                                           2,325,000

               PROPERTY/CASUALTY INSURANCE -- 5.6%
      1,025    Berkshire Hathaway Inc. Cl B                          2,853,087

HEALTH SERVICES SECTOR -- 3.4%
------------------------------
               HOSPITAL/NURSING MANAGEMENT -- 3.4%
     66,000    Health Management Associates, Inc.                    1,727,880

HEALTH TECHNOLOGY SECTOR -- 2.6%
--------------------------------
               MEDICAL SPECIALTIES -- 2.6%
     25,500    Becton, Dickinson & Co.                               1,337,985

INDUSTRIAL SERVICES SECTOR -- 3.6%
----------------------------------
               ENVIRONMENTAL SERVICES -- 3.6%
     65,500    Waste Management, Inc.                                1,856,270

NON-ENERGY MINERALS SECTOR -- 1.7%
----------------------------------
               OTHER METALS/MINERALS -- 1.7%
     32,500    BHP Billiton Ltd. SP-ADR                                887,250

PROCESS INDUSTRIES SECTOR -- 4.0%
---------------------------------
               CHEMICALS: SPECIALTY -- 4.0%
     43,500    Praxair, Inc.                                         2,027,100

RETAIL TRADE SECTOR -- 14.0%
----------------------------
               APPAREL/FOOTWEAR RETAIL -- 4.5%
     94,500    TJX Companies, Inc.                                   2,301,075

               DISCOUNT STORES -- 4.4%
     46,500    Wal-Mart Stores, Inc.                                 2,241,300

               FOOD RETAIL -- 5.1%
    135,000    Kroger Co.                                            2,569,050

TECHNOLOGY SERVICES SECTOR -- 5.7%
----------------------------------
               INFORMATION TECHNOLOGY SERVICES -- 5.7%
    127,000    Accenture Ltd.                                        2,879,090
                                                                   -----------
                   Total common stocks                              45,019,497

SHORT-TERM INVESTMENTS -- 10.5% (A)<F6>

               VARIABLE RATE DEMAND NOTES -- 10.5%
 $  289,093    American Family
                 Financial Services, 2.95%                             289,093
  2,530,000    U.S. Bank, N.A., 3.08%                                2,530,000
  2,530,000    Wisconsin Corporate Central
                 Credit Union, 3.00%                                 2,530,000
                                                                   -----------
                   Total short-term investments                      5,349,093
                                                                   -----------
                   Total investments                               $50,368,590
                                                                   -----------
                                                                   -----------
               Cash and receivables, less
                 liabilities -- 0.9% (A)<F6>                           424,705
                                                                   -----------
                   NET ASSETS                                      $50,793,295
                                                                   -----------
                                                                   -----------
               Net Asset Value Per Share
                 ($0.0001 par value, 100,000,000
                 shares authorized), offering
                 and redemption price
                 ($50,793,295 / 3,959,460
                 shares outstanding)                               $     12.83
                                                                   -----------
                                                                   -----------

(a)<F6>   Percentages for the various classifications relate to net assets.
(b)<F7> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates value.
ADR - American Depository Receipts

                               FMI LARGE CAP FUND
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund's current prospectus. Performance data quoted represents past
                               ---------------------------------------
performance; past performance does not guarantee future results. The investment
----------------------------------------------------------------
return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.